Exhibit 99.2

John Rossi
710 N. Post Oak Road, Suite 410
Houston, Texas 77024

November 19, 2010

Cy Stein, M.D., Ph.D.
President
CytoGenix, Inc.
710 N. Post Oak Road, Suite 410
Houston, Texas 77024

Dear Cy:

Please accept this letter as my resignation as a Director of CytoGenix, Inc. My resignation is effective immediately.

Sincerely,

/s/ John Rossi
John Rossi